SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 22, 2007

             HOME EQUITY LOAN 2007-HSA3 TRUST

(Exact name of issuing entity as specified in its charter)

           RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

(Exact name of depositor as specified in its charter)

              RESIDENTIAL FUNDING COMPANY, LLC

(Exact name of sponsor as specified in its charter)

           RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-140605-02	41-1808858
(State or other jurisdiction	(Commission)	(I.R.S. employer
of incorporation)	file number)	identification no.)

8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN	55437
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (952) 857-7000

(Former name or former address, if changed since last report)

Exhibit Index located on Page 4

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The consolidated balance sheets of MBIA Insurance Corporation as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2006, are hereby incorporated by reference in the prospectus supplement and shall be deemed a part thereof, and have been so incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

Any statement contained in a document incorporated in the prospectus supplement by reference shall be modified or superseded for the purposes of the prospectus supplement to the extent that a statement contained in the prospectus supplement by reference also modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the prospectus supplement.

Item 9.01(d).	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit
Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

By: /s/ Jeffrey Blaschko
Name: Jeffrey Blaschko
Title: Vice President

Dated: May 22, 2007

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation.

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Prospectus Supplement of RFMSII Series 2007-HSA3 Trust, relating to the Home Equity Loan Pass Through Certificates, Series 2007-HSA3, comprising part of the Registration Statement (No. 333-140605) of Residential Funding Mortgage Securities II, Inc., on Form S-3 of our report dated March 1, 2007 relating to the consolidated financial statements of MBIA Insurance Corporation, which is included in Exhibit 99 in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2006. We also consent to the reference to us under the heading "Experts" in such Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 22, 2007